UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                         Form 8-K

                       Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2015
                                                 ---------------

             Dynasil Corporation of America
   ------------------------------------------------------------
      (Exact name of registrant as specified in its charter)

 Delaware                   000-27503                22-1734088
-----------               ---------------          -------------
(State or other           (Commission              (IRS Employer
jurisdiction               File Number)         Identification No.)
of incorporation)


      313 Washington Street, Suite 403, Newton, MA  02458
  ------------------------------------------------------------
           (Address of principal executive offices)

                      (617)-668-6855
   ----------------------------------------------------------
     (Registrant's telephone number, including area code)

                         Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.

On October 7, 2015, Dynasil issued a press release announcing that it had prepaid $2 million of subordinated indebtedness to Massachusetts Capital Resource Company. In connection therewith, Massachusetts Capital Resource Company agreed to reduce the interest rate on the remaining $1 million of indebtedness from 10% to 6% per year, as well as to extend the term of the loan one additional year to July 31, 2018. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits.

(c) Exhibits

99.1 Dynasil Corporation of America press release dated October 7,
2015.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 DYNASIL CORPORATION OF AMERICA

Date: 	October 7, 2015          By:  /s/ Thomas C. Leonard
                              	 Name: Thomas C. Leonard
				 Title:  Chief Financial Officer


                        EXHIBIT INDEX

Exhibit No.	Description

99.1		Dynasil Corporation of America press release dated October 7, 2015.